SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) June 5, 2007

AMERICAN LAND LEASE, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-09360	84-1038736
(State or other jurisdiction of Incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

29399 US HWY 19 NORTH, SUITE 320, CLEARWATER, FL 33761

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (727) 726-8868

NOT APPLICABLE

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01.	REGULATION FD DISCLOSURE

American Land Lease, Inc. (“ALL”) announces that Robert Blatz, President and COO, and Shannon Smith, Chief Financial Officer attended the NAREIT “REITWeek” in New York City Tuesday through Thursday, June 5-7, 2007. Mr. Blatz and Mr. Smith discussed information as provided in the presentation entitled “American Land Lease, Inc. Financial Presentation NAREIT “REITWeek”, June 5-7, 2007” which is available on American Land Lease’s Website at the link: http://www.americanlandlease.com/Investor Relations/Financial/American Land Lease, Inc. Financial Presentation NAREIT “REITWeek”, June 5-7, 2007.pdf and is furnished herewith. The information contained on American Land Lease’s website is not incorporated by reference herein.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits.

Exhibit Number	Description
99.1	American Land Lease, Inc. Financial Presentation NAREIT “REITWeek” June 5-7, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

AMERICAN LAND LEASE INC.
(Registrant)

	By	/s/ Shannon E. Smith
Shannon E. Smith
Chief Financial Officer
Date: June 7, 2007

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION
99.1	American Land Lease, Inc. Financial Presentation NAREIT “REITWeek” June 5-7, 2007